Stock-Based Compensation	12 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation

Incentive Awards

Stock-based incentive awards are provided to directors and employees under the terms of our 2015 Equity Incentive Plan (the "Plan") as administered by the Board. Awards available under the Plan principally include stock options, performance share units, restricted share units or any combination thereof. The maximum number of shares that may be granted under the Plan is 11.5 million shares. To the extent any award is forfeited, expires, lapses, or is settled for cash, the award is available for reissue under the Plan. We utilize authorized and unissued shares to satisfy all shares issued under the Plan.

Stock Options

Stock options are awards that allow the employee to purchase shares of our stock at a fixed price. Stock options are granted under the Plan at an exercise price not less than the fair market value of a share on the date of grant. In 2018, stock options were granted solely to our Chief Executive Officer, which will vest in 2021 subject to certain performance and other criteria, and have a contractual term of approximately six years. No stock options were granted in 2017 or 2016.

Stock Awards

Stock awards are principally made in the form of performance share units ("PSUs") and restricted share units ("RSUs"). PSUs are stock awards where the number of shares ultimately received by the employee depends on the Company’s performance against specified targets. PSUs typically vest 50% over an approximate three-year period and 50% over an approximate four-year period. Dividend equivalents are not paid under the Plan. The fair value of each PSU is determined on the grant date, based on the Company’s stock price, adjusted for the exclusion of dividend equivalents, and assumes that performance targets will be achieved. Over the performance period, the number of shares of stock that will be issued is adjusted based upon the probability of achievement of performance targets. The ultimate number of shares issued and the related compensation cost recognized as expense is based on a comparison of the final performance metrics to the specified targets.

RSUs are stock awards granted to directors that entitle the holder to shares of common stock as the award vests, typically over a one-year period, and have a contractual term of 10 years. Dividend equivalents are not paid under the Plan.

Stock Option Activity

A summary of our stock option activity and related information is as follows:

		Weighted Average
	Stock Options	Exercise Price Per Share ($)	Remaining Contractual Term (in years)	Aggregate Intrinsic Value ($ thousands)
Outstanding at January 1, 2018	2,192,707	19.76
Granted	172,500	30.12
Exercised	(549,986)	18.73
Expired	(29,838)	20.28
Outstanding at December 31, 2018	1,785,383	21.07	1.72

At December 31, 2018:
Vested and expected to vest	1,785,383	21.07	1.72	—
Exercisable	1,612,883	20.10	1.33	—

The total intrinsic value of stock options exercised was $6.0 million, $9.3 million and $7.8 million in 2018, 2017 and 2016, respectively. The total cash proceeds from stock options exercised was $12.7 million in 2016. There were no cash proceeds from stock options exercised in 2018 and 2017.

Fair Value of Stock Options Granted

We estimate the fair value of stock options at the date of grant using a valuation model that incorporates key inputs and assumptions as detailed in the table below. The weighted average grant date fair value of stock options granted during 2018 was $6.84 per share.

2018
Valuation model	Monte Carlo
Exercise price ($)	30.12
Expected option term (in years)	2.83
Expected volatility of the Company’s stock (%)	35.00
Risk-free interest rate (%)	2.73
Dividend yield (%)	2.66

The expected volatility assumes the historical volatility is indicative of future trends, which may not be the actual outcome. The expected option term is based on historical data and is not necessarily indicative of exercise patterns that may occur. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by employees who receive equity awards, and subsequent events are not indicative of the reasonableness of our original estimates of fair value.

Stock Award Activity

A summary of our stock award activity and related information is as follows:

	PSUs	Weighted Average Grant Date Fair Value ($)	RSUs	Weighted Average Grant Date Fair Value ($)
Nonvested at January 1, 2018	4,083,499	16.35	106,223	21.00
Granted	1,564,083	28.93	68,142	30.23
Vested	(882,426)	20.95	(114,452)	21.67
Forfeited	(495,109)	26.35	—	—
Nonvested at December 31, 2018	4,270,047	25.79	59,913	30.21

At December 31, 2018:
Unrecognized cost for nonvested awards ($ thousands)	46,820		677
Weighted average future recognition period (in years)	2.05		0.37

The total vest-date fair value of PSUs vested was $24.6 million, $28.8 million and $8.4 million in 2018, 2017 and 2016, respectively. The total vest-date fair value of RSUs vested was $3.4 million, $2.8 million and $15.9 million for 2018, 2017 and 2016, respectively.

Fair Value of Stock Awards Granted

We estimated the fair value of PSUs at the date of grant using a Monte Carlo simulation valuation model, as the award includes a market condition.

During 2018, 2017 and 2016, we estimated the fair value of RSUs at the date of grant based on our stock price. Details of the grants are as follows:

	2018	2017	2016
PSUs granted during the year	1,564,083	1,723,730	1,788,050
Weighted average grant date fair value ($)	28.93	17.74	21.08

RSUs granted during the year	68,142	117,745	117,551
Weighted average grant date fair value ($)	30.23	21.12	19.14

Modifications

2018

During the first quarter of 2018, we modified the measurement of a performance condition for the outstanding PSUs granted in 2015, as the original vesting conditions were not expected to be satisfied. The modification affected 301 employees and resulted in $13.2 million of compensation cost for the year ended December 31, 2018.

During the third quarter of 2018, we modified the measurement of a performance condition for the outstanding PSUs granted in 2016 and 2017, in order to better align the performance conditions with the PSUs granted in 2018. The modification affected 473 employees and resulted in $10.6 million of compensation cost for the year ended December 31, 2018.

2017

During the second quarter of 2017, we modified the measurement of a performance condition for the PSUs granted in 2016. The modification affected 974 employees but did not result in any incremental compensation cost.

Stock-Based Compensation Expense

Total compensation cost for our stock-based compensation plans is recorded based on the employees’ respective functions as detailed below.

	For the year ended December 31,
($ thousands)	2018	2017	2016
Cost of services	1,923	26	1,302
Cost of product sales	445	(8)	330
Selling, general and administrative	27,702	4,628	22,304
Research and development	3,016	58	2,410
Stock-based compensation expense before income taxes	33,086	4,704	26,346
Income tax benefit	7,562	975	7,846
Total stock-based compensation, net of tax	25,524	3,729	18,500